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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          May 22, 1997
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                        National Advertising Group, Inc.
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              (Exact name of registrant as specified in its charter)



         Florida                      0-19505                  65-0274107
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(State or Other Jurisdiction        (Commission            (IRS Employer
    of Incorporation)               File Number)          Identification No.)



  665 NE. 195th Street, Suite 423, North Miami Beach, Florida         33179
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            (Address of Principal Executive Offices)               (Zip Code)


Registrant's Telephone number including area code  (305) 651-5909
                                                   --------------


                  P.O. Box 490914, Key Biscayne, Florida 33149
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          (Former name or former address, if changed since last report)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

(a) On May 22, 1997, Inter-Global Investments, Incorporated, a Florida corporation ("Inter-Global"), purchased from Florida Atlantic Group, Inc., a Florida corporation, 9,000,000 shares of Common Stock of the Registrant, for an aggregate purchase price of $85,000, or approximately $.01 per share. The source of the consideration was Inter-Global's working capital. As a result of such purchase, Inter-Global is currently the beneficial owner of 90% of the issued and outstanding shares of Common Stock of the Registrant. In connection with the stock purchase, the size of the Company's Board of Directors was increased to two members and Eric J. Rentz was appointed to fill the vacancy on the Company's Board of Directors created by such increase. The Registrant has filed with the Securities and Exchange Commission and distributed to all its shareholders of record a Report pursuant to Rule 14f-1 of the Securities Exchange Act of 1934, as amended (the "Report"), advising that there is a pending change in a majority of the directors of the Registrant. Ten days subsequent to the distribution of the Report, Angel L. Lorie, Jr. will resign as a member of the Registrant's Board of Directors and James Chow will be appointed to fill the vacancy on the registrant's board of directors created by such resignation.

(b)      None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a)      Not applicable.

(b)      Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

(a)      Not applicable.

(b)      Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Not applicable.

(b)      Not applicable.



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ITEM 5.  OTHER EVENTS.

         On May 22, 1997, Angel L. Lorie, Jr. resigned as President and Secretary of the Registrant. Such resignation was not the result of any disagreement with the Registrant. Following such resignation, James Chow was appointed the Registrant's President, Treasurer and Secretary.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

ITEM 8.  CHANGE OF FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NATIONAL ADVERTISING GROUP, INC.



June 6, 1997                                  By: /s/ James Chow
                                                  ---------------------
                                                  James Chow, President


















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